Retirement of Richard L. Bready	12 Months Ended
Dec. 31, 2011
Retirement of Richard L. Bready [Abstract]
Compensation Related Costs, General [Text Block]
RETIREMENT OF RICHARD L. BREADY

On June 30, 2011, the Company announced that Richard L. Bready planned to retire from the positions of Chairman of the Board of Directors, President and Chief Executive Officer of the Company, effective as of July 1, 2011 (the “Retirement Date”). Under the terms of his agreement dated June 30, 2011 (the “Separation Agreement”), and in consideration for the observation by Mr. Bready of certain restrictive covenants for a period of 12 months after the Retirement Date, a release of claims against the Company, a non-disparagement covenant, and his agreement to provide certain consulting and transition services to the Company in connection with his retirement from the Company, Mr. Bready will receive: (i) a severance payment of $5,250,000, payable over 18 months in equal installments; (ii) a lump sum payment of $1,000,000 in lieu of the lifetime health and medical coverage which would have been due under Mr. Bready's existing employment agreement, with a tax gross-up; and (iii) approximately $750,000, payable over 18 months in equal installments in respect of certain perquisites set forth in Mr. Bready's employment agreement. Due to the requirements of Section 409A of the Internal Revenue Code of 1986, and pursuant to Company policy, the cash payments noted above that are due to Mr. Bready in connection with his separation from service will be delayed for a period of six months. Cash payments that are due to Mr. Bready in connection with his separation from service began on January 3, 2012. All unvested equity awards held by Mr. Bready as of the Retirement Date were forfeited, except that half of his stock options that would have vested in 2011 were deemed vested. Mr. Bready's vested stock options will remain exercisable until the earlier of (i) five years from the Retirement Date or (ii) the expiration date of the stock options. As a result, the Company recorded approximately $8.7 million of severance expense within SG&A during 2011 related to the Separation Agreement.